Exhibit 10.3(B)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

December 22, 2011

Marina Biotech, Inc.

3830 Monte Villa Parkway

Bothell, Washington 98021

Attn:  Michael French, Chief executive Officer

Re:                             Agreement re Option Compound and miR-34 Sequences

Dear Michael:

As you know, Mirna Therapeutics, Inc. (“MirnaRx”) and Marina Biotech, Inc. (“Marina Bio”) are entering into that certain License Agreement effective as of the date set forth above (the “License Agreement”).  This letter agreement is that certain Side Agreement referred to in the License Agreement, and it sets forth the RNA oligonucleotide sequences of certain MirnaRx Compounds which are covered by rights under the Licensed Agreement.

The Parties hereby agree that the list of RNA oligonucleotide sequences attached as the Appendix of this letter agreement comprises sequences of the Option Compounds and miR-34, as such terms are used in the Licensed Agreement, and that such list may be amended by MirnaRx as provided in Section 2.6 of the Licensed Agreement, to [***].  The Parties further agree that such sequences are the highly confidential information of MirnaRx, and Marina Bio shall not disclose such sequences to any third party or use them for any purpose outside of the License Agreement.

AGREED TO BY	Mirna Therapeutics, Inc.

	Signature:	/s/ Paul Lammers
Paul Lammers, M.D., M.Sc.
Chief Executive Officer

Marina Biotech, Inc.

	Signature:	/s/ Michael French
Michael French
Chief Executive Officer

APPENDIX

Option Compound Sequences:

[***]

miR-34 Sequence:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.